EXHIBIT 99.2
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-14,
                   Asset-Backed Certificates, Series 2005-14

Goldman Sachs                     GSAA-05 14
==============================================================================


-----------------------------------------------------------
Stats
-----------------------------------------------------------
Count: 3807
Schedule Balance: $956,631,699.48
AverageSched Bal: $251,282.30
GrossWAC: 6.357
NetWAC: 6.063
OTERM: 360
RTERM: 358
ATERM: 357
AGE: 2
First CAP: 4.422
Periodic CAP: 1.586
MAXRATE: 11.941
MINRATE: 2.550
MTR: 44.305
MARGIN: 2.396
DTI: 37.161
OLTV: 77.731
COLTV: 89.222
FICO: 709.200
-----------------------------------------------------------


-----------------------------------------------------------
Current Rate                                        Percent
-----------------------------------------------------------
3.501 - 4.000                                          0.02
4.001 - 4.500                                          0.08
4.501 - 5.000                                          1.01
5.001 - 5.500                                          5.86
5.501 - 6.000                                         22.76
6.001 - 6.500                                         39.10
6.501 - 7.000                                         21.17
7.001 - 7.500                                          7.62
7.501 - 8.000                                          1.88
8.001 - 8.500                                          0.43
8.501 - 9.000                                          0.06
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
Scheduled Balance                                   Percent
-----------------------------------------------------------
0.01 - 50,000.00                                       0.09
50,000.01 - 100,000.00                                 2.28
100,000.01 - 150,000.00                                9.12
150,000.01 - 200,000.00                               13.17
200,000.01 - 250,000.00                               13.27
250,000.01 - 275,000.00                                6.75
275,000.01 - 350,000.00                               17.77
350,000.01 - 400,000.00                               10.39
400,000.01 - 450,000.00                                6.83
450,000.01 - 500,000.00                                5.76
500,000.01 - 550,000.00                                3.88
550,000.01 - 600,000.00                                2.90
600,000.01 - 750,000.00                                4.77
750,000.01 - 850,000.00                                0.99
850,000.01 - 950,000.00                                0.65
950,000.01 - 1,000,000.00                              0.72
1,000,000.01 - 1,250,000.00                            0.35
1,250,000.01 - 1,500,000.00                            0.29
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
Original Term                                       Percent
-----------------------------------------------------------
180                                                    0.12
360                                                   99.88
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
RemTerm                                             Percent
-----------------------------------------------------------
176.000                                                0.05
177.000                                                0.02
179.000                                                0.05
350.000                                                0.20
351.000                                                0.29
352.000                                                0.35
353.000                                                0.45
354.000                                                0.77
355.000                                                2.32
356.000                                                8.04
357.000                                               18.98
358.000                                               22.96
359.000                                               34.86
360.000                                               10.66
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
Am WAM                                              Percent
-----------------------------------------------------------
0.000 - 59.999                                        91.99
180.000 - 239.999                                      0.04
300.000 - 359.999                                      7.01
360.000 >=                                             0.96
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
Age                                                 Percent
-----------------------------------------------------------
0                                                     10.66
1                                                     34.91
2                                                     22.96
3                                                     19.01
4                                                      8.09
5                                                      2.32
6                                                      0.77
7                                                      0.45
8                                                      0.35
9                                                      0.29
10                                                     0.20
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
States                                              Percent
-----------------------------------------------------------
CA                                                    34.71
FL                                                     9.47
GA                                                     4.77
VA                                                     7.80
AZ                                                     5.34
NJ                                                     5.75
NV                                                     3.48
MD                                                     3.62
MN                                                     2.29
CO                                                     2.39
Other                                                 20.37
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
Original LTV                                        Percent
-----------------------------------------------------------
0.001 - 50.000                                         2.11
50.001 - 60.000                                        2.40
60.001 - 70.000                                        7.88
70.001 - 75.000                                        5.54
75.001 - 80.000                                       76.37
80.001 - 85.000                                        0.47
85.001 - 90.000                                        3.53
90.001 - 95.000                                        1.59
95.001 - 100.000                                       0.10
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
Combined LTV                                        Percent
-----------------------------------------------------------
0.001 - 50.000                                         2.08
50.001 - 60.000                                        2.20
60.001 - 70.000                                        5.00
70.001 - 75.000                                        3.20
75.001 - 80.000                                       18.18
80.001 - 85.000                                        1.50
85.001 - 90.000                                       13.87
90.001 - 95.000                                       13.05
95.001 - 100.000                                      40.92
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
FICO                                                Percent
-----------------------------------------------------------
0.000 - 19.999                                         0.04
580.000 - 599.999                                      0.05
600.000 - 619.999                                      0.14
620.000 - 639.999                                      3.20
640.000 - 659.999                                      8.92
660.000 - 679.999                                     15.13
680.000 - 699.999                                     18.35
700.000 - 719.999                                     15.64
720.000 - 739.999                                     12.78
740.000 - 759.999                                     10.15
760.000 - 779.999                                      8.58
780.000 - 799.999                                      5.06
800.000 - 819.999                                      1.97
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
PMI                                                 Percent
-----------------------------------------------------------
GEMICO                                                 0.80
MORTGAGE GUARANTY INSURANCE CO                         0.49
OLTV <= 80 - NO MI                                    94.30
OLTV > 80 - NO MI                                      0.06
PMI MORTGAGE INSURANCE CO                              2.02
RADIAN                                                 0.52
REPUBLIC MORTGAGE INSUANCE CO                          0.81
TRIAD                                                  0.13
UGIC                                                   0.88
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
Property Type                                       Percent
-----------------------------------------------------------
2-4 FAMILY                                             4.98
CONDO                                                 11.69
CO-OP                                                  0.09
PUD                                                   22.97
SINGLE FAMILY                                         60.21
TOWNHOUSE                                              0.06
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
Occupancy Code                                      Percent
-----------------------------------------------------------
NON OWNER                                             18.09
OWNER OCCUPIED                                        77.25
SECOND HOME                                            4.66
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
Purpose                                             Percent
-----------------------------------------------------------
CASHOUT REFI                                          17.04
PURCHASE                                              75.68
RATE/TERM REFI                                         7.29
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
Documentation Type                                  Percent
-----------------------------------------------------------
FULL/ALT                                              22.51
NO DOC                                                13.80
NO RATIO                                               6.23
SISA                                                  47.99
SIVA                                                   9.47
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
Interest Only                                       Percent
-----------------------------------------------------------
N                                                      8.01
Y                                                     91.99
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
Interest Only Term                                  Percent
-----------------------------------------------------------
0.000                                                  8.01
24.000                                                 0.14
36.000                                                 4.64
60.000                                                 8.73
66.000                                                 0.02
84.000                                                 1.45
120.000                                               77.02
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
Silent                                              Percent
-----------------------------------------------------------
N                                                     35.59
Y                                                     64.41
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
Prepay Flag                                         Percent
-----------------------------------------------------------
N                                                     73.09
Y                                                     26.91
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
Prepay Term                                         Percent
-----------------------------------------------------------
0.000                                                 73.09
2.000                                                  0.01
3.000                                                  0.01
4.000                                                  0.09
6.000                                                  1.90
12.000                                                 1.18
20.000                                                 0.03
24.000                                                 2.02
36.000                                                20.94
42.000                                                 0.14
60.000                                                 0.60
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
DTI                                                 Percent
-----------------------------------------------------------
<= 0.000                                              22.59
0.001 - 10.000                                         0.15
10.001 - 20.000                                        1.76
20.001 - 30.000                                        9.27
30.001 - 40.000                                       39.12
40.001 - 50.000                                       25.70
50.001 - 60.000                                        1.16
60.001 - 70.000                                        0.15
70.001 - 80.000                                        0.07
80.001 - 90.000                                        0.03
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
Conforming                                          Percent
-----------------------------------------------------------
CONFORMING                                            67.43
NON CONFORMING                                        32.57
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
Arm Index                                           Percent
-----------------------------------------------------------
1 YEAR CMT                                             0.24
1 YEAR LIBOR                                          30.61
1 YEAR TREASURY                                        0.04
6 MONTH LIBOR                                         69.11
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
Margins                                             Percent
-----------------------------------------------------------
1.501 - 2.000                                          0.02
2.001 - 2.500                                         81.86
2.501 - 3.000                                         15.05
3.001 - 3.500                                          2.23
3.501 - 4.000                                          0.28
4.001 - 4.500                                          0.22
4.501 - 5.000                                          0.32
5.001 - 5.500                                          0.02
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------

------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates make representation as to the accuracy or completeness of the information herein.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumpti regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other infor subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you so Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------
                               Nov 7, 2005 09:19                    Page 1 of 2

Goldman Sachs                     GSAA-05 14
==============================================================================


-----------------------------------------------------------
First Adjustment Cap                                Percent
-----------------------------------------------------------
1.000                                                  1.32
1.500                                                  0.16
2.000                                                 13.52
2.995                                                  0.03
3.000                                                 16.02
3.250                                                  0.02
4.000                                                  0.15
4.950                                                  0.02
5.000                                                 47.77
5.025                                                  0.01
5.625                                                  0.04
5.875                                                  0.05
5.995                                                  0.03
6.000                                                 20.86
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
Periodic Cap                                        Percent
-----------------------------------------------------------
1.000                                                 42.83
1.500                                                  0.21
2.000                                                 56.55
3.000                                                  0.03
5.875                                                  0.03
6.000                                                  0.35
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
Max Rate                                            Percent
-----------------------------------------------------------
9.501 - 10.000                                         0.20
10.001 - 10.500                                        1.92
10.501 - 11.000                                        9.35
11.001 - 11.500                                       19.56
11.501 - 12.000                                       26.46
12.001 - 12.500                                       27.62
12.501 - 13.000                                        9.75
13.001 - 13.500                                        3.06
13.501 - 14.000                                        1.17
14.001 - 14.500                                        0.48
14.501 - 15.000                                        0.10
15.001 >=                                              0.33
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
Floor Rate                                          Percent
-----------------------------------------------------------
2.001 - 2.500                                         77.10
2.501 - 3.000                                         15.01
3.001 - 3.500                                          2.56
3.501 - 4.000                                          0.82
4.001 - 4.500                                          1.00
4.501 - 5.000                                          0.82
5.001 - 5.500                                          0.19
5.501 - 6.000                                          0.56
6.001 - 6.500                                          0.66
6.501 - 7.000                                          0.89
7.001 >=                                               0.37
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
Months To Roll                                      Percent
-----------------------------------------------------------
1.                                                     0.10
2.                                                     0.34
3.                                                     0.92
4.                                                     0.39
5.                                                     0.52
6.                                                     0.44
8.                                                     0.29
9.                                                     0.17
10.                                                    1.31
11.                                                    6.92
12.                                                    0.27
14.                                                    0.04
15.                                                    0.12
17.                                                    0.03
18.                                                    0.06
20.                                                    0.43
21.                                                    0.63
22.                                                    0.56
23.                                                    3.32
24.                                                    0.83
26.                                                    0.02
27.                                                    0.04
28.                                                    0.26
29.                                                    0.12
30.                                                    0.39
31.                                                    0.84
32.                                                    2.01
33.                                                    2.82
34.                                                    6.18
35.                                                   12.45
36.                                                    2.56
46.                                                    0.01
48.                                                    0.01
50.                                                    0.05
51.                                                    0.04
52.                                                    0.09
53.                                                    0.30
54.                                                    0.05
55.                                                    1.35
56.                                                    4.04
57.                                                    6.19
58.                                                   17.11
59.                                                   15.98
60.                                                    6.78
61.                                                    0.02
80.                                                    0.05
81.                                                    0.06
82.                                                    1.73
83.                                                    0.45
84.                                                    0.15
118.                                                   0.07
119.                                                   0.08
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
Number of Units                                     Percent
-----------------------------------------------------------
1                                                     95.27
2                                                      2.88
3                                                      0.57
4                                                      1.29
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
Product Type                                        Percent
-----------------------------------------------------------
1 YEAR ARM                                             8.96
10 YEAR ARM                                            0.15
2 YEAR ARM                                             6.09
3 YEAR ARM                                            27.63
5 YEAR ARM                                            52.00
6 MONTH ARM                                            2.72
7 YEAR ARM                                             2.44
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
Self Employment Flag                                Percent
-----------------------------------------------------------
N                                                     83.70
Y                                                     16.30
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
Originator                                          Percent
-----------------------------------------------------------
COUNTRYWIDE                                            3.11
GOLDMAN MORTGAGE CO                                   47.71
GREENPOINT                                            25.44
NATCITY                                                7.83
SUNTRUST                                              15.91
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates make representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumpti regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other infor subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you so Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------
                               Nov 7, 2005 09:19                   Page 2 of 2

Goldman Sachs                     GSAA-05 14
==============================================================================

-----------------------------------------------------------
Stats
-----------------------------------------------------------
Count: 2602
Schedule Balance: $751,055,073.41
AverageSched Bal: $288,645.30
GrossWAC: 6.325
NetWAC: 6.030
OTERM: 360
RTERM: 358
ATERM: 356
AGE: 2
First CAP: 4.271
Periodic CAP: 1.559
MAXRATE: 11.949
MINRATE: 2.534
MTR: 42.113
MARGIN: 2.412
DTI: 37.262
OLTV: 77.521
COLTV: 88.928
FICO: 710.238
-----------------------------------------------------------


-----------------------------------------------------------
Current Rate                                        Percent
-----------------------------------------------------------
4.001 - 4.500                                          0.11
4.501 - 5.000                                          1.27
5.001 - 5.500                                          6.73
5.501 - 6.000                                         24.88
6.001 - 6.500                                         38.16
6.501 - 7.000                                         19.11
7.001 - 7.500                                          7.40
7.501 - 8.000                                          1.73
8.001 - 8.500                                          0.54
8.501 - 9.000                                          0.07
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
Scheduled Balance                                   Percent
-----------------------------------------------------------
0.01 - 50,000.00                                       0.05
50,000.01 - 100,000.00                                 1.21
100,000.01 - 150,000.00                                4.91
150,000.01 - 200,000.00                                9.89
200,000.01 - 250,000.00                               12.00
250,000.01 - 275,000.00                                6.90
275,000.01 - 350,000.00                               18.42
350,000.01 - 400,000.00                               12.09
400,000.01 - 450,000.00                                8.65
450,000.01 - 500,000.00                                7.34
500,000.01 - 550,000.00                                4.94
550,000.01 - 600,000.00                                3.69
600,000.01 - 750,000.00                                6.08
750,000.01 - 850,000.00                                1.26
850,000.01 - 950,000.00                                0.83
950,000.01 - 1,000,000.00                              0.92
1,000,000.01 - 1,250,000.00                            0.45
1,250,000.01 - 1,500,000.00                            0.38
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
Original Term                                       Percent
-----------------------------------------------------------
180                                                    0.12
360                                                   99.88
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
RemTerm                                             Percent
-----------------------------------------------------------
176.000                                                0.06
179.000                                                0.06
350.000                                                0.15
351.000                                                0.34
352.000                                                0.45
353.000                                                0.55
354.000                                                0.87
355.000                                                2.40
356.000                                                6.83
357.000                                               14.68
358.000                                               23.72
359.000                                               38.81
360.000                                               11.08
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
Am WAM                                              Percent
-----------------------------------------------------------
0.000 - 59.999                                        92.29
180.000 - 239.999                                      0.05
300.000 - 359.999                                      6.75
360.000 >=                                             0.91
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
Age                                                 Percent
-----------------------------------------------------------
0                                                     11.08
1                                                     38.87
2                                                     23.72
3                                                     14.68
4                                                      6.89
5                                                      2.40
6                                                      0.87
7                                                      0.55
8                                                      0.45
9                                                      0.34
10                                                     0.15
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
States                                              Percent
-----------------------------------------------------------
CA                                                    39.79
FL                                                     8.38
VA                                                     8.54
NJ                                                     6.78
AZ                                                     4.39
GA                                                     2.85
MD                                                     3.89
NV                                                     3.46
IL                                                     2.52
CO                                                     2.13
Other                                                 17.27
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
Original LTV                                        Percent
-----------------------------------------------------------
0.001 - 50.000                                         2.30
50.001 - 60.000                                        2.75
60.001 - 70.000                                        8.26
70.001 - 75.000                                        5.45
75.001 - 80.000                                       75.66
80.001 - 85.000                                        0.42
85.001 - 90.000                                        3.26
90.001 - 95.000                                        1.77
95.001 - 100.000                                       0.13
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
Combined LTV                                        Percent
-----------------------------------------------------------
0.001 - 50.000                                         2.29
50.001 - 60.000                                        2.51
60.001 - 70.000                                        5.35
70.001 - 75.000                                        3.01
75.001 - 80.000                                       18.28
80.001 - 85.000                                        1.62
85.001 - 90.000                                       13.22
90.001 - 95.000                                       12.97
95.001 - 100.000                                      40.75
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
FICO                                                Percent
-----------------------------------------------------------
0.000 - 19.999                                         0.02
580.000 - 599.999                                      0.06
600.000 - 619.999                                      0.12
620.000 - 639.999                                      2.58
640.000 - 659.999                                      8.54
660.000 - 679.999                                     14.98
680.000 - 699.999                                     18.31
700.000 - 719.999                                     15.95
720.000 - 739.999                                     13.68
740.000 - 759.999                                     10.07
760.000 - 779.999                                      8.51
780.000 - 799.999                                      4.97
800.000 - 819.999                                      2.20
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
PMI                                                 Percent
-----------------------------------------------------------
GEMICO                                                 0.81
MORTGAGE GUARANTY INSURANCE CO                         0.33
OLTV <= 80 - NO MI                                    94.42
OLTV > 80 - NO MI                                      0.05
PMI MORTGAGE INSURANCE CO                              2.14
RADIAN                                                 0.60
REPUBLIC MORTGAGE INSUANCE CO                          0.71
TRIAD                                                  0.14
UGIC                                                   0.80
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
Property Type                                       Percent
-----------------------------------------------------------
2-4 FAMILY                                             4.52
CONDO                                                 11.04
CO-OP                                                  0.11
PUD                                                   23.01
SINGLE FAMILY                                         61.25
TOWNHOUSE                                              0.06
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
Occupancy Code                                      Percent
-----------------------------------------------------------
NON OWNER                                             11.93
OWNER OCCUPIED                                        85.51
SECOND HOME                                            2.56
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
Purpose                                             Percent
-----------------------------------------------------------
CASHOUT REFI                                          16.34
PURCHASE                                              77.12
RATE/TERM REFI                                         6.55
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
Documentation Type                                  Percent
-----------------------------------------------------------
FULL/ALT                                              22.74
NO DOC                                                17.57
NO RATIO                                               7.93
SISA                                                  45.59
SIVA                                                   6.16
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
Interest Only                                       Percent
-----------------------------------------------------------
N                                                      7.71
Y                                                     92.29
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
Interest Only Term                                  Percent
-----------------------------------------------------------
0.000                                                  7.71
24.000                                                 0.18
36.000                                                 5.35
60.000                                                 8.06
84.000                                                 1.85
120.000                                               76.85
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
Silent                                              Percent
-----------------------------------------------------------
N                                                     36.06
Y                                                     63.94
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
Prepay Flag                                         Percent
-----------------------------------------------------------
N                                                     74.95
Y                                                     25.05
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
Prepay Term                                         Percent
-----------------------------------------------------------
0.000                                                 74.95
2.000                                                  0.01
3.000                                                  0.02
4.000                                                  0.07
6.000                                                  2.28
12.000                                                 1.34
20.000                                                 0.03
24.000                                                 1.70
36.000                                                18.85
42.000                                                 0.13
60.000                                                 0.61
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
DTI                                                 Percent
-----------------------------------------------------------
<= 0.000                                              28.77
0.001 - 10.000                                         0.03
10.001 - 20.000                                        1.25
20.001 - 30.000                                        8.07
30.001 - 40.000                                       38.14
40.001 - 50.000                                       22.51
50.001 - 60.000                                        0.91
60.001 - 70.000                                        0.19
70.001 - 80.000                                        0.09
80.001 - 90.000                                        0.04
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
Conforming                                          Percent
-----------------------------------------------------------
CONFORMING                                            58.52
NON CONFORMING                                        41.48
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
Arm Index                                           Percent
-----------------------------------------------------------
1 YEAR CMT                                             0.26
1 YEAR LIBOR                                          27.88
1 YEAR TREASURY                                        0.05
6 MONTH LIBOR                                         71.81
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
Margins                                             Percent
-----------------------------------------------------------
1.501 - 2.000                                          0.03
2.001 - 2.500                                         79.80
2.501 - 3.000                                         17.17
3.001 - 3.500                                          2.20
3.501 - 4.000                                          0.19
4.001 - 4.500                                          0.18
4.501 - 5.000                                          0.41
5.001 - 5.500                                          0.02
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------

------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates make representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumpti regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other infor subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you so Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------
                              Nov 7, 2005 09:20                    Page 1 of 2

Goldman Sachs                                                    GSAA-05 14


-----------------------------------------------------------
First Adjustment Cap                                Percent
-----------------------------------------------------------
1.000                                                  1.62
1.500                                                  0.09
2.000                                                 16.94
2.995                                                  0.04
3.000                                                 17.20
4.000                                                  0.10
5.000                                                 44.63
5.625                                                  0.05
5.875                                                  0.02
5.995                                                  0.03
6.000                                                 19.26
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
Periodic Cap                                        Percent
-----------------------------------------------------------
1.000                                                 45.75
1.500                                                  0.15
2.000                                                 53.66
3.000                                                  0.03
6.000                                                  0.41
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
Max Rate                                            Percent
-----------------------------------------------------------
9.501 - 10.000                                         0.26
10.001 - 10.500                                        1.95
10.501 - 11.000                                        9.90
11.001 - 11.500                                       18.88
11.501 - 12.000                                       26.11
12.001 - 12.500                                       27.76
12.501 - 13.000                                        9.72
13.001 - 13.500                                        3.25
13.501 - 14.000                                        1.04
14.001 - 14.500                                        0.61
14.501 - 15.000                                        0.13
15.001 >=                                              0.40
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
Floor Rate                                          Percent
-----------------------------------------------------------
2.001 - 2.500                                         75.64
2.501 - 3.000                                         17.11
3.001 - 3.500                                          2.49
3.501 - 4.000                                          0.80
4.001 - 4.500                                          1.14
4.501 - 5.000                                          1.02
5.001 - 5.500                                          0.22
5.501 - 6.000                                          0.41
6.001 - 6.500                                          0.46
6.501 - 7.000                                          0.53
7.001 >=                                               0.18
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
Months To Roll                                      Percent
-----------------------------------------------------------
1.                                                     0.10
2.                                                     0.44
3.                                                     1.07
4.                                                     0.47
5.                                                     0.64
6.                                                     0.53
8.                                                     0.37
9.                                                     0.22
10.                                                    1.66
11.                                                    8.81
12.                                                    0.34
14.                                                    0.03
15.                                                    0.13
17.                                                    0.03
18.                                                    0.07
20.                                                    0.38
21.                                                    0.68
22.                                                    0.49
23.                                                    3.79
24.                                                    0.92
27.                                                    0.05
28.                                                    0.33
29.                                                    0.13
30.                                                    0.45
31.                                                    0.98
32.                                                    1.79
33.                                                    2.33
34.                                                    7.49
35.                                                   14.29
36.                                                    2.95
46.                                                    0.01
51.                                                    0.04
52.                                                    0.11
53.                                                    0.39
55.                                                    1.33
56.                                                    3.14
57.                                                    4.87
58.                                                   14.19
59.                                                   14.11
60.                                                    6.69
80.                                                    0.06
81.                                                    0.08
82.                                                    2.21
83.                                                    0.47
84.                                                    0.15
118.                                                   0.09
119.                                                   0.08
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
Number of Units                                     Percent
-----------------------------------------------------------
1                                                     95.83
2                                                      2.28
3                                                      0.53
4                                                      1.36
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
Product Type                                        Percent
-----------------------------------------------------------
1 YEAR ARM                                            11.41
10 YEAR ARM                                            0.17
2 YEAR ARM                                             6.55
3 YEAR ARM                                            30.78
5 YEAR ARM                                            44.88
6 MONTH ARM                                            3.24
7 YEAR ARM                                             2.97
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
Self Employment Flag                                Percent
-----------------------------------------------------------
N                                                     83.37
Y                                                     16.63
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


-----------------------------------------------------------
Originator                                          Percent
-----------------------------------------------------------
COUNTRYWIDE                                            3.96
GOLDMAN MORTGAGE CO                                   44.34
GREENPOINT                                            30.40
NATCITY                                                9.97
SUNTRUST                                              11.33
-----------------------------------------------------------
Total:                                               100.00
-----------------------------------------------------------


------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates make representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumpti regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other infor subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you so Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------
                             Nov 7, 2005 09:20                     Page 2 of 2